UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

BIOLOGIX HAIR INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BIOLOGIX HAIR INC.
82 Avenue Road
Toronto, Ontario
Canada  M5R 2H2

June 7, 2013

Dear Fellow Biologix Hair Stockholder:

We are pleased to invite you to join us at the 2013 Annual Meeting of Stockholders of Biologix Hair Inc. to be held at 10:30 a.m. Eastern Time on Friday, June 28, 2013 in its executive offices at 82 Avenue Road, Toronto, Ontario, Canada  M5R 2H2.

The accompanying Notice of Annual Meeting and Proxy Statement describes the specific matters to be voted upon at the Annual Meeting. We also will report on our progress and provide an opportunity for you to ask questions of general interest.

Whether you own a few or many shares of Biologix stock and whether or not you plan to attend the Annual Meeting in person, it is important that your shares be represented at the Annual Meeting. Your vote is important and we ask that you please cast your vote as soon as possible.

The Board of Directors recommends that you vote FOR the election of all the director nominees, FOR the ratification of MNP LLP as our independent registered public accounting firm for the year ending December 31, 2013 and FOR the approval of the 2013 Stock Option Plan.  Please refer to the accompanying Proxy Statement for detailed information on each of the proposals and the Annual Meeting.

We look forward to seeing you on June 28, 2013 in Toronto, Canada.

Sincerely,

Ronald Holland
Chairman

IMPORTANT NOTICE
REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 28, 2013

The accompanying proxy statement and the 2012 Annual Report on Form 10-K are available on the Company's website under the "Investors – Stock Information – Filings" tab of the Company's webpage at www.biologixhair.com.

BIOLOGIX HAIR INC.
82 Avenue Road
Toronto, Ontario
Canada  M5R 2H2

NOTICE OF 2013 ANNUAL MEETING OF STOCKHOLDERS

To Stockholders of Biologix Hair Inc.:

The 2013 Annual Meeting of Stockholders of Biologix Hair Inc. will be held at 10:30 a.m. Eastern Time on Friday, June 28, 2013 in its executive offices at 82 Avenue Road, Toronto, Ontario, Canada  M5R 2H2, for the following purposes, as more fully described in the accompanying proxy statement:

(1)           To elect six directors, each for a term expiring at the next Annual Meeting or until their successors are duly elected and qualified;

(2)           To ratify the selection of MNP LLP as our independent registered public accounting firm for the year ending December 31, 2013;

(3)           To approve the 2013 Stock Option Plan; and

(4)           To transact any other business that is properly presented at the Annual Meeting or any adjournments or postponements of the Annual Meeting.

Only stockholders of record as of 5:00 p.m. Eastern Time on June 3, 2013, the record date, are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting or any adjournments or postponements of the Annual Meeting.

We cordially invite you to attend the Annual Meeting in person. Even if you plan to attend the Annual Meeting, we ask that you please cast your vote as soon as possible. As more fully described in the accompanying proxy statement, you may revoke your proxy and reclaim your right to vote at any time prior to its use.

By Order of the Board of Directors,

June 7, 2013

PROXY STATEMENT

PROXY STATEMENT

This Proxy Statement contains information relating to the solicitation of proxies by the Board of Directors (the “Board”) of Biologix Hair Inc. (“Biologix” or the “Company”) for use at our 2013 Annual Meeting of Stockholders (“Annual Meeting”). Our Annual Meeting will be held at 10:30 a.m. Eastern Time on Friday, June 28, 2013, in our executive offices at 82 Avenue Road, Toronto, Ontario, Canada  M5R 2H2.  If you will need directions to the Annual Meeting, or if you require special assistance at the Annual Meeting because of a disability, please contact Jacqueline Nagle at 647-344-5900 ext. 401.

Only stockholders of record as of 5:00 p.m. Eastern Time on June 3, 2013 (the “Record Date”) are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting or any adjournments or postponements of the Annual Meeting. As of the Record Date, there were 58,976,750 shares of Biologix common stock issued and outstanding and entitled to vote at the Annual Meeting. This proxy statement and form of proxy are first being mailed to stockholders on or about June 7, 2013.

QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING

What is the purpose of our 2013 Annual Meeting?

Our 2013 Annual Meeting will be held for the following purposes:

(1)           To elect six (6) directors, each for a term expiring at the next Annual Meeting or until their successors are duly elected and qualified. We refer to this as the “Director Election Proposal.”

(2)           To ratify the selection of MNP LLP as our independent registered public accounting firm for the year ending December 31, 2013.  We refer to this as the "Independent Registered Public Accounting Firm Proposal."

(3)           To approve the 2013 Stock Option Plan.  We refer to this as the "Stock Option Plan Proposal."

(4)           To transact any other business that is properly presented at the Annual Meeting or any adjournments or postponements of the Annual Meeting.

In addition, management will report on our business and respond to your questions of general interest regarding the Company.

How can I attend the Annual Meeting?

You are entitled to attend the Annual Meeting only if you were a Biologix stockholder as of the Record Date or you hold a valid proxy for the Annual Meeting. You should be prepared to present photo identification for admittance. If your shares are held by a brokerage firm, bank, or a trustee, you should provide proof of beneficial ownership as of the Record Date, such as a bank or brokerage account statement or other similar evidence of ownership. Even if you plan to attend the Annual Meeting, please cast your vote as soon as possible.

What are the voting rights of Biologix stockholders?

Each stockholder is entitled to one vote for each share of common stock owned by that stockholder on the Record Date on all matters presented at the Annual Meeting.

What constitutes a quorum?

The attendance, in person or by proxy, of not less than fifty percent (50%) of the outstanding shares of common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum with respect to all matters presented.  If you submit a properly executed proxy or voting instruction card or properly cast your vote via fax, your shares will be considered part of the quorum, even if you abstain from voting or withhold authority to vote as to a particular proposal. We also will consider as present for purposes of determining whether a quorum exists any shares represented by “broker non-votes.”

What are “broker non-votes?”

“Broker non-votes” occur when shares held by a brokerage firm are not voted with respect to a proposal because the firm has not received voting instructions from the stockholder and the firm does not have the authority to vote the shares in its discretion.  Under the rules of the New York Stock Exchange brokerage firms have the authority to vote their customers’ shares on certain “routine” matters for which they do not receive voting instructions.  The Director Election Proposal and the Stock Option Plan Proposal are not considered "routine" matters and as a result brokers do not have the discretion to vote on the election of directors or the approval of the 2013 Stock Option Plan.  The Independent Registered Public Accounting Firm Proposal is considered a "routine" matter and as a result brokers do have the discretion to vote on the ratification of the independent registered public accounting firm.  Accordingly, at this year’s annual meeting, in the event that a brokerage firm does not receive voting instructions from a stockholder, such stockholder’s shares will not be voted, and will be considered “broker non-votes,” with respect to the Director Election Proposal and the Stock Option Plan Proposal.

Will my shares be voted if I do not provide my proxy?

If your shares are held by a brokerage firm and you do not provide the firm specific voting instructions, such firm will not have the authority to vote your shares, and your shares will not be voted, and will be considered “broker non-votes,” with respect to the Director Election Proposal and the Stock Option Plan Proposal.  Therefore, we urge you to provide voting instructions so that your shares will be voted. If you hold your shares directly in your own name, your shares will be voted only if you provide a proxy or fill out a written ballot in person at the Annual Meeting.

How do I vote?

You can vote in any of the following ways. Please check your proxy card or contact your broker for voting instructions.

To vote by mail:

●	Mark, sign and date your proxy card or voting instruction card; and

●	If you are a registered holder, return the proxy card to Biologix Hair Inc., 82 Avenue Rd., Toronto, Ontario, Canada, M5R 2H2 by 11:59 p.m. Eastern Time, June 27, 2013; or

●	If you hold your shares in street name, return the voting instruction card to the address indicated thereon, by the date indicated on the voting instruction card.

To vote by facsimile:

●	Mark, sign and date your proxy card or voting instruction card; and

●	If you are a registered holder, fax the proxy card to 778-383-6485 by 11:59 p.m. Eastern Time, June 27, 2013; or

●	If you hold your shares in street name, fax the voting instruction card to the fax number indicated thereon, by the date indicated on the voting instruction card.

To vote in person:

●	If you are a registered holder, attend our Annual Meeting, bring valid photo identification, and deliver your completed proxy card or ballot in person; or

●
If you hold your shares in street name, attend our Annual Meeting, bring valid photo identification, and obtain a legal proxy from your bank or broker to vote the shares that are held for your benefit, attach it to your completed proxy card and deliver it in person.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the meeting. You may vote again on a later date via fax or, by signing and mailing a new proxy card with a later date, or by attending the meeting and voting in person (only your latest proxy submitted before the meeting will be counted). However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the meeting or specifically request in writing that your prior proxy be revoked.

What vote is required to approve each proposal at the Annual Meeting?

Proposal 1 – Director Election Proposal.

The vote required to elect our six (6) directors is a plurality of the votes cast at the Annual Meeting. Directors so elected will serve for a term expiring at the next Annual Meeting or until their successors are duly elected and qualified. Withheld votes and broker non-votes will have no effect on the election of directors.

Proposal 2 – Independent Registered Public Accounting Firm Proposal.

The vote required to approve the Independent Registered Public Accounting Firm Proposal is a majority of the shares of our common stock which are present in person or by proxy and entitled to vote thereon.  Abstentions will have the same effect as a vote against this proposal.  Broker non-votes will have no effect on this proposal.

Proposal 3 – Stock Option Plan Proposal.

The vote required to approve the Stock Option Plan Proposal is a majority of the shares of our common stock which are present in person or by proxy and entitled to vote thereon.  Abstentions and broker non-votes will have the same effect as a vote against this proposal.

How does the Board recommend I vote on the proposals?

The Board recommends that you vote:

●	FOR the Director Election Proposal;

●	FOR the Independent Registered Public Accounting Firm Proposal; and

●	FOR the Stock Option Plan Proposal.

How will the persons named as proxies vote?

If you complete and submit a proxy, the persons named as proxies will follow your voting instructions. If you submit a proxy but do not provide instructions or if your instructions are unclear, the persons named as proxies will vote your shares in accordance with the recommendations of the Board, as set forth above.

Our directors, officers, and other employees, without additional compensation, may solicit proxies personally or in writing, by telephone, e-mail, or otherwise. As is customary, we will reimburse brokerage firms, fiduciaries, voting trustees, and other nominees for forwarding our proxy materials to each beneficial owner of common stock held of record by them.

PROPOSAL 1: DIRECTOR ELECTION PROPOSAL

Our Board has nominated the six persons listed below to stand for election for a new term expiring at the 2014 Annual Meeting of Stockholders or until their successors are duly elected and qualified. Each nominee listed below is willing and able to serve as a director of Biologix.

Nominee	Age	Current Position with Biologix	Director Since
Ronald Holland	63	Chairman and President	January 9, 2013
Michael Stocker	45	Chief Executive Officer and Director	May 14, 2013
Wilhelm A. Keller	78	Director	May 8, 2013
David G. Csumrik	61	Director	May 1, 2013
Ken Zadoorian	60	Director	May 10, 2013
Mark Maybank	42	Director	May 16, 2013

We have set forth below certain information regarding each nominee, including the specific experience, qualifications, attributes, or skills that contributed to the Board’s conclusion that such nominee should serve as a director.

Directors and Director Nominees

Ronald Holland

Mr. Holland has served as Chairman of the Company since January 2013.  Mr. Holland has served as an executive of the Company since March 2011, when it was previously known as Cranium Technologies USA Inc. and has served as President of the Company since June 2012.  From May 2009 through February 2011, Mr. Holland was a special product developer and financial writer for BFI Consulting, a consulting company recognized as an expert in wealth planning strategies.  From 2004 through December 2008, Mr. Holland was Vice President of Marketing and Real Estate sales at Wolf Laurel Resort, a four season golfing and winter resort in North Carolina.  Prior to 2004, Mr. Holland worked as a stockbroker, president of a broker-dealer and a trust officer with various financial institutions.  Mr. Holland is the author of several books and hundreds of articles focusing on politics, foreign affairs, gold and the investment markets.  Mr. Holland speaks and moderates frequently at financial conferences around the world, including FreedomFest in Las Vegas and World Economic Summit (the free-market alternative to Davos) in the Bahamas.  Mr. Holland earned a Bachelor of Science degree in Banking an d Finance from the University of South Carolina.

Mr. Holland brings extensive knowledge regarding financial matters and investment markets to the board of directors.  Mr. Holland's experience in strategic business consulting and advisory services, finance and marketing, and in the investment industry over the past 42 years along with his service as an executive to the Company strengthens the board of directors' collective knowledge, capabilities and experience.

Michael Stocker, PhD

Dr. Stocker has served as a director and Chief Executive Officer of the Company since May 2013.  Dr. Stocker is the founder of The Stocker Group, an international consulting and technology company, and has served as its president since 2004.  The consulting and technology branch of The Stocker Group has offices in five countries and offers Risk and Knowledge Management to international clients in several countries, including the United Nations and several governments in Latin America. Dr. Stocker also founded Medtechtrade.com in 2010, a company that offers second-hand medical equipment to hospitals globally. From January 2010 through December 2012, Dr. Stocker served as Chief Executive Officer and a director of Goldsands Development Company, a Peruvian based gold exploration company, and from October 2008 through September 2009 served as its Chairman.  From 2000 through 2003, Dr. Stocker served as International Manager of FUNDES International, a non-governmental organization for the promotion of small business in Latin America.  From 1999 through 2000, Dr. Stocker worked for the Boston Consulting Group (BCG) in its offices in Mexico, Spain and Switzerland, in connection with the development of business strategies and management structure for several worldwide active corporations and companies, among them Fortune 500 companies.  Dr. Stocker holds a PhD in Economics from the University of St. Gallen, Switzerland and an MBA from the Community of European Management Schools (CEMS).

Dr. Stocker brings extensive knowledge regarding risk and knowledge management and experience in founding and running companies to the board of directors.  Dr. Stocker's executive experience, his experience in business consulting and his global experience strengthens the board of directors' collective knowledge, capabilities and experience.

Wilhelm A. Keller

Mr. Keller has served as a director of the Company since May 2013.  Mr. Keller has served since 2006 as the Chief Executive Officer of Medmix Systems AG, a privately held, internationally operating, Swiss company founded by Mr. Keller in 2006 focused on mixing and application devices for medical applications.  Mr. Keller is the majority stockholder of Medmix.  From 1990 through 2006, Mr. Keller founded and wholly owned Mixpac Systems, a privately held, Swiss company focused on dispensing systems for adhesives and dental materials.  Mr. Keller has developed over 50 patents in the field of  industrial adhesives and dental materials.  Mixpac Systems was sold to Sulzer AG, a major Swiss corporation and global industry leader.    Mr. Keller has a bachelor's degree in Mechanical Engineering from the Bern University of Applied Sciences.

Mr. Keller brings a strong technical engineering background and extensive knowledge in the medical applications industry to the board of directors.  Mr. Keller's technical expertise, his experience founding and running companies in the medical applications industry and his experience with intellectual property strengthens the board of directors' collective knowledge, capabilities and experience.

David G. Csumrik

Mr. Csumrik has served as a director of the Company since May 2013.  From 1998 through the present, Mr. Csumrik is the founder, sole shareholder, Chairman and Chief Executive Officer of Longview Associates, a group of companies domiciled in Barbados and the British Virgin Islands that provides management, administrative, accounting and facilities services to international business companies, trusts and foundations domiciled in these jurisdictions and other Caribbean countries.  In addition, Mr. Csumrik is a Director of Biologix Hair Science Ltd., the wholly owned Barbados subsidiary of Biologix Hair Inc. that holds the IP rights to Biologix Revive. Mr. Csumrik is also the Managing Director and a significant shareholder in Linnaeus Inc., a Barbados-based plant biotechnology business. He is also Managing Director of several International Business Companies located in Barbados and the British Virgin Islands and a Director of two banks located in Barbados licensed under the International Financial Services Act.  From 1988 until his relocation to Barbados in 1997, Mr. Csumrik practiced law, primarily in the fields of corporate finance and technology.  Mr. Csumrik also serves as Chief Financial Officer of Linnaeus Plant Sciences Inc., a plant biotechnology company located in Saskatchewan.  Mr. Csumrik earned a Bachelor of Arts in Economics and Accounting from the University of Toronto and a Bachelor of Laws degree from the University of British Columbia.

Mr. Csumrik brings extensive background and experience in financial matters, legal matters and as a director to the board of directors.  Mr. Csumrik's prior background as a Chief Financial Officer, his experience as a director of other companies and banks, and his legal experience in the areas of corporate finance and technology strengthens the board of directors' collective knowledge, capabilities and experience.

Ken Zadoorian

Mr. Zadoorian has served as a director of the Company since May 2013.  Mr. Zadoorian has served as a consultant for Axeo Consulting, a newly established consulting organization focused on human resources and organizational design/analysis since December 2012.  From January 2011 through December 2011, Mr. Zadoorian served as Vice President, Operations, of American Optical Services/Exela Hearing Services focused on acquiring ophthalmology/optometry practices around the country.  From April 2010 through December 2010, Mr. Zadoorian served as a Principle for Scottsdale Consulting, providing consulting services in the areas of merger integration and start-up operations.  From March 2006 through December 2009, Mr. Zadoorian served as Vice President, Operations/Human Resources for Zounds, Inc., a start-up hearing instrument company that manufactured and sold hearing instruments across the U.S.  From April 2003 through March 2006, Mr. Zadoorian served as Chief Operating Officer of Superior Home Services, managing the entire operations for this private company focused on repairing damaged homes nationwide for mortgage insurers and filing insurance claims on their behalf.  Mr. Zadoorian also held several management positions at Eli Lilly & Company during his 25-plus years there, including director of Human Resources, Worldwide Manufacturing and Engineering and director of Human Resources, Corporate Staff Components, each position having responsibility for several thousand employees.  Mr. Zadoorian earned a Bachelor of Science degree in Industrial Management from Purdue University.

Mr. Zadoorian brings extensive business consulting experience, experience in human resources matters and experience in the medical and pharmaceutical industries to the board of directors.  Mr. Zadoorian's experience providing consulting services in the areas of start-up operations and merger integration, his experience managing human resources matters and having responsibility for numerous employees strengthens the board of directors' collective knowledge, capabilities and experience.

Mark Maybank

Mr. Maybank has served as a director of the Company since May 2013.  Mr. Maybank is an active investor, director and advisor. He is currently Chairman of Fleet Canada Inc, a Canadian aerospace company, and Biolipids Inc., a life sciences company.  From November 2001 through October 2011, Mr. Maybank served in a variety of management positions at Canaccord Financial Inc., a large, independent Canadian financial institution publicly traded on the Toronto Stock Exchange and the London Stock Exchange, most recently serving as President and Chief Operating Officer from August 2006 through October 2011.  He also served in various other capacities with Canaccord Financial including Deputy Global Head of Capital Markets, and Global Head of Research. Mr. Maybank holds his Chartered Accountant and Chartered Business Valuator designations.  Mr. Maybank earned a Bachelor of Commerce degree in Finance from the University of Alberta.

Mr. Maybank brings his education and certifications in the financial and accounting areas, and his experience with capital markets and financial institutions to the board of directors.  Mr. Maybank's designation as a Chartered Accountant and Chartered Business Valuator and his management and operational experience at Canaccord Financial strengthens the board of directors' collective knowledge, capabilities and experience.

Vote Required and Recommendation

The Board recommends that you vote “FOR” the election of each of the director nominees. The vote required to elect our six directors, each for a term expiring at the next Annual Meeting or until their successors are duly elected and qualified, is a plurality of the votes cast at the Annual Meeting.

EXECUTIVE OFFICERS

Executive Officers of Biologix

The executive officers of Biologix are as follows:

Name	Age	Position
Michael Stocker	45	Chief Executive Officer and Director
Ronald Holland	63	Chairman and President
J. Gregory Wilson	50	Chief Financial Officer

Michael Stocker

Please refer to the biographical information listed above in the "Directors and Director Nominees" section.

Ronald Holland

Please refer to the biographical information listed above in the "Directors and Director Nominees" section.

J. Gregory Wilson

Mr. Wilson has served as Chief Financial Officer of the Company since May 2013.  Mr. Wilson founded and has served as a principal of EMT Capital Corp., a company providing consulting services to high-growth companies, with an emphasis on corporate finance and strategic consulting, since 1997.  Mr. Wilson's consulting services through EMT Capital have included mergers and acquisitions, initial public offerings and private equity financings.  In 2005, Mr. Wilson was part of a group that founded Paramount Gold & Silver Corp., a precious metals exploration company that currently trades on the NYSE and the Toronto Stock Exchange. In early 2009, Mr. Wilson co-founded and led the financing of a renewable energy company with a portfolio of over 600 megawatts of wind projects in Canada, the United States and Germany.  From 1992 to 1997, Mr. Wilson worked with several financial investment firms, including Scotia McLeod, Nesbitt Burns and Merrill Lynch.  Mr. Wilson began his career as a marketing representative with IBM in 1985.  Mr. Wilson earned a Bachelor's degree in Economics from Queen's University in Kingston, Ontario, Canada.  Mr. Wilson has completed the Canadian Investment Management program and has been awarded the Fellow of the Canadian Securities Institute designation.

CORPORATE GOVERNANCE

Corporate Governance Principles and Code of Ethics

The Board is committed to sound corporate governance principles and practices.  In order to clearly set forth our commitment to conduct our operations in accordance with our high standards of business ethics and applicable laws and regulations, the Board adopted a Code of Business Conduct (“Code of Business Conduct”), which is applicable to all directors, officers, and employees. A copy of the Code of Business Conduct is available on our corporate website at www.biologixhair.com under the "Investors – Corporate Governance" tab. You also may obtain a printed copy of the Code of Business Conduct by sending a written request to: Investor Relations, Biologix Hair Inc., 82 Avenue Road, Toronto, Ontario, Canada M5R 2H2.

Board of Directors

The business and affairs of the company are managed by or under the direction of the Board. Pursuant to our bylaws, the Board may establish one or more committees of the Board, however designated, and delegate to any such committee the full power of the Board, to the fullest extent permitted by law.

The Board intends to have regularly scheduled meetings and at such meetings our independent directors will meet in executive session.

We merged into a public company effective as of January 14, 2013 and as a result we did not have any Board meetings during 2012.

Our directors are expected to attend our first Annual Meeting of Stockholders and subsequent annual meetings of stockholders. Any director who is unable to attend our Annual Meeting is expected to notify the Chairman of the Board in advance of the Annual Meeting.

Board Committees

Pursuant to our bylaws, the Board may establish one or more committees of the Board, however designated, and delegate to any such committee the full power of the Board, to the fullest extent permitted by law.

Our Board established in May 2013, three separately designated standing committees to assist the Board in discharging its responsibilities: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. The charters for our Board committees set forth the scope of the responsibilities of that committee. The Board will assess the effectiveness and contribution of each committee on an annual basis. These charters are available on our corporate website at www.biologixhair.com  under the "Investors – Corporate Governance" tab, and you may obtain a printed copy of any of these charters by sending a written request to: Investor Relations, Biologix Hair Inc., 82 Avenue Road, Toronto, Ontario, Canada M5R 2H2

Audit Committee.   The primary function of the Audit Committee is to assist the Board in fulfilling its responsibilities by overseeing our accounting and financial processes and the audits of our financial statements. The independent auditor is ultimately accountable to the Audit Committee, as representatives of the stockholders. The Audit Committee has the ultimate authority and direct responsibility for the selection, appointment, compensation, retention and oversight of the work of the Company’s independent auditor that is engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company (including the resolution of disagreements between management and the independent auditors regarding financial reporting), and the independent auditor must report directly to the Audit Committee.  For a complete description of our Audit Committee’s responsibilities, you should refer to the Audit Committee Charter.

The Audit Committee currently consists of three directors, David G. Csumrik, Chairman, Mark Maybank and Ken Zadoorian. The Board has determined that the Audit Committee members have the requisite independence and other qualifications for audit committee membership under applicable rules under the Securities Exchange Act of 1934, as amended (the “Exchange Act").  The Board also has determined that Mr. Csumrik is an “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K under the Exchange Act.

The Audit Committee was established in May 2013.  As a result, no audit committee report is included in this proxy statement relating to the audited financial statements for the year ended December 31, 2012 and the Annual Report on Form 10-K for the year ended December 31, 2012.

Compensation Committee.   The Compensation Committee is comprised solely of independent directors as defined in the Exchange Act rules and NYSE MKT rules.  The Compensation Committee currently consists of three directors, Mark Maybank, Chairman, Wilhelm A. Keller and David G. Csumrik. For a complete description of our Compensation Committee’s responsibilities, you should refer to the Compensation Committee Charter.

Nominating and Corporate Governance Committee.   The primary function of the Nominating and Corporate Governance Committee is to assist the Board in monitoring and overseeing matters of corporate governance and selecting, evaluating and recommending to the Board qualified candidates for election or appointment to the Board. The Nominating and Corporate Governance Committee currently consists of three members, Ken Zadoorian, Chairman, David G. Csumrik and Wilhelm A. Keller.  The Board has determined that each of the Nominating and Corporate Governance Committee members has the requisite independence for nominating and corporate governance committee membership under the NYSE MKT rules. The Nominating and Corporate Governance Committee will consider all qualified director candidates identified by various sources, including members of the Board, management and stockholders. Candidates for directors recommended by stockholders will be given the same consideration as those identified from other sources. The Nominating and Corporate Governance Committee is responsible for reviewing each candidate’s biographical information, meeting with each candidate and assessing each candidate’s independence, skills and expertise based on a number of factors. While we do not have a formal policy on diversity, when considering the selection of director nominees, the Nominating and Corporate Governance Committee considers individuals with diverse backgrounds, viewpoints, accomplishments, cultural background, and professional expertise, among other factors. For a complete description of our Nominating and Corporate Governance Committee’s responsibilities, you should refer to the Nominating and Corporate Governance Committee Charter.

Board Leadership

The Board has no policy regarding the need to separate or combine the offices of Chairman of the Board and Chief Executive Officer and instead the Board remains free to make this determination from time to time in a manner that seems most appropriate for the Company. Currently, the positions of Chairman and Chief Executive Officer are separate at Biologix.  Ronald Holland serves as our Chairman and Michael Stocker serves as our President and Chief Executive Officer. At this time, the Board believes that this segregation avoids conflicts that may arise as the result of combining the roles, and effectively maintains independent oversight of management.

Board Oversight of Enterprise Risk

The Board is involved in the oversight and management of risks that could affect the Company. This oversight and management will be conducted primarily through the Board, but the Audit Committee will be responsible for overseeing the fraud risk management function and the processes in place to monitor and control such exposure. The other committees of the Board will consider the risks within their areas of responsibility. The Board will satisfy its oversight responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within the Company.

Director Independence

The Board has determined that the following current non-employee directors and director nominees are “independent” in accordance with Exchange Act rules and have no material relationship with the Company, except as a director and a stockholder of the Company:   David G. Csumrik, Wilhelm A. Keller, Mark Maybank and Ken Zadoorian.

Related Party Transactions

There were no related party transactions for the year ended December 31, 2012.

Stockholder Communications

Communications with the Company and the Board

Stockholders may communicate with the Company through its Investor Relations Department by writing to Investor Relations, Biologix Hair Inc., 82 Avenue Road, Toronto, Ontario, Canada M5R 2H2.

Stockholders interested in communicating with our Board, any Board committee, any individual director, or any group of directors (such as our independent directors) should send written correspondence to Biologix Hair Inc. Board of Directors, Attn: David G. Csumrik, 82 Avenue Road, Toronto, Ontario, Canada M5R 2H2.

Stockholder Proposals for Next Year’s Annual Meeting

As more specifically provided in our by-laws, no business may be brought before an Annual Meeting unless it is specified in the notice of the Annual Meeting or is otherwise brought before the Annual Meeting by or at the direction of our Board or by a stockholder entitled to vote who has delivered proper notice to us not later than 60 days nor earlier than 90 days prior to the first anniversary of the preceding year’s Annual Meeting; provided, however, that in the event that no Annual Meeting was held in the previous year or the date of the Annual Meeting has been changed by more than 30 days from the date contemplated at the time of the previous year's proxy statement, in order to be timely notice must be received not later than 60 days nor earlier than 90 days prior to such Annual Meeting or, in the event public announcement of the date of the Annual Meeting is first made by the Company fewer than 70 days prior to the date of such Annual Meeting, the close of business on the 10th day following the day on which public announcement of the date of such Annual Meeting is first made by the Company.  Accordingly, any stockholder proposal to be considered at the 2014 Annual Meeting of Stockholders, including nominations of persons for election to our Board, generally must be properly submitted to us not earlier than March 30, 2014 nor later than April 29, 2014. Detailed information for submitting stockholder proposals or nominations of director candidates will be provided upon written request to Biologix Hair Inc. Attn: Ronald Holland, 82 Avenue Road, Toronto, Ontario, Canada M5R 2H2.

These requirements are separate from the Securities and Exchange Commission’s requirements that a stockholder must meet in order to have a stockholder proposal included in our proxy statement for the 2014 Annual Meeting of Stockholders. Stockholders interested in submitting a proposal for inclusion in our proxy materials for the 2014 Annual Meeting of Stockholders may do so by following the procedures set forth in Rule 14a-8 under the Exchange Act. To be eligible for inclusion in such proxy materials, stockholder proposals must be received by our Secretary not later than February 7, 2014.

Stockholder Director Nominations

The Board has established a policy pursuant to which it considers director candidates recommended by our stockholders. All director candidates recommended by our stockholders are considered for selection to the Board on the same basis as if such candidates were recommended by one or more of our directors or other persons. To recommend a director candidate for consideration by our Nominating and Corporate Governance Committee, a stockholder must submit the recommendation in writing to our Corporate Secretary not later than 120 calendar days prior to the anniversary date of our proxy statement distributed to our stockholders in connection with our previous year’s annual meeting of stockholders, and the recommendation must provide the following information: (i) the name of the stockholder making the recommendation; (ii) the name of the candidate; (iii) the candidate’s resume or a listing of his or her qualifications to be a director; (iv) the proposed candidate’s written consent to being named as a nominee and to serving as one of our directors if elected; and (v) a description of all relationships, arrangements, or understandings, if any, between the proposed candidate and the recommending stockholder and between the proposed candidate and us so that the candidate’s independence may be assessed. The stockholder or the director candidate also must provide any additional information requested by our Nominating and Corporate Governance Committee to assist the Committee in appropriately evaluating the candidate.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires that our directors, executive officers, and persons who beneficially own 10% or more of our stock file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our stock and our other equity securities.  To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the year ended December 31, 2012, our directors, executive officers, and greater than 10% beneficial owners complied with all such applicable filing requirements

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

The following table sets forth, as of June 3, 2013, information regarding the beneficial ownership of our common stock by each director, each director nominee, each named executive officer, all of the directors and executive officers as a group, and each other person or entity known to us to be the beneficial owner of more than five percent of our common stock. Unless noted otherwise, the corporate address of each person listed below is 82 Avenue Road, Toronto, Ontario, Canada  M5R 2H2.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class (2)

Directors, Nominees, and Executive Officers: (3)

Ronald Holland	2,710,000	4.5%

Michael Stocker	2,000,000	3.3%

Wilhelm A. Keller	1,650,000	2.8%

David G. Csumrik	275,000	*

Ken Zadoorian	250,000	*

Mark Maybank	620,000	1.0%

Lilia Roberts	500,000	*

Carolyne Johnson	0	--

Scott A. Stupprich	0	--

Directors and Executive Officers as a group (7 persons)	8,908,000	14.4%

________________
*
Less than 1% of outstanding shares of common stock.  Except as otherwise indicated, the address of each person named in this table is c/o Biologix Hair Inc., 82 Avenue Road, Toronto, Ontario, Canada M5R 2H2.

(1)
Information concerning beneficial ownership was furnished by the persons named in the table or derived from documents filed with the Securities and Exchange Commission or derived from the Company's records in the case of former employees.  Unless stated otherwise, each person named in the table has sole voting and investment power with respect to the shares beneficially owned.

(2)	Based on 58,976,750 shares of our common stock outstanding as of June 3, 2013.

(3)
These figures include shares of common stock underlying stock options held by the directors, named executive officers or executive officers included in the directors and executive officers as a group category herein that are immediately exercisable or are scheduled to become exercisable within 60 days of June 3, 2013 in the following amounts:  Mr. Holland – 400,000; Mr. Stocker – 750,000; Mr. Keller – 250,000; Mr. Csumrik – 275,000; Mr. Zadoorian – 250,000; Mr. Maybank – 250,000; Ms. Roberts – 250,000; and Mr. Wilson – 375,000.

Summary Compensation Table

The following table sets forth certain summary information concerning compensation earned by, and paid to, the named executive officers for 2012 and 2011.

Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Lilia Roberts(1) Former President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Director	2012 2011	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil
Ronald Holland(2) Chairman and President and Former Chief Executive Officer	2012 2011	20,000 Nil	Nil Nil	Nil Nil	169,334 Nil	Nil Nil	Nil Nil	69,863 Nil	259,197 Nil
Carolyne Johnson(3) Former President, Chief Executive Officer, Chief Financial Officer, and Director	2012 2011	N/A Nil	N/A Nil	N/A Nil	N/A Nil	N/A Nil	N/A Nil	N/A Nil	N/A Nil
Scott A. Stupprich(4) Former Secretary	2012 2011	N/A Nil	N/A Nil	N/A Nil	N/A Nil	N/A Nil	N/A Nil	N/A Nil	N/A Nil

(1)
Lilia Roberts was appointed as our president, chief executive officer, chief financial officer, secretary, treasurer and director on August 21, 2012 and resigned as president and chief executive officer on January 9, 2013.

(2)	Ronald Holland was appointed as our president, chief executive officer and as a director on January 9, 2013, and resigned as chief executive officer on May 5, 2013.

(3)	Carolyne Johnson resigned from all positions with our company on August 21, 2012.

(4)	Scott Stupprich resigned as our secretary on August 21, 2012

Grants Of Plan-Based Awards – 2012

There were no grants of plan based awards during the year ended December 31, 2012.

On January 27, 2013 the Board approved the adoption of the 2013 Stock Option Plan which permits awards to Company directors, officers, employees and consultant of options for up to 5,000,000 shares of our common stock.

Outstanding Equity Awards at Year-End — 2012

None

Director Compensation

No member of our Board received any compensation for services render as a director during the year ended December 31, 2012.

PROPOSAL 2:  INDEPENDENT  REGISTERED PUBLIC ACCOUNTING FIRM PROPOSAL

The Board has selected MNP LLP as our independent registered public accounting firm for the year ending December 31, 2013.  MNP LLP has served us in this capacity since February 2012.  If the selection of MNP LLP as our independent registered public accounting firm is not ratified by our stockholders, the Board will re-evaluate its selection, taking into consideration the stockholder vote on the ratification.  However, the Board is solely responsible for selecting and terminating our independent registered public accounting firm, and may do so at any time at its discretion.  A representative of MNP LLP is expected to attend the Annual Meeting and be available to respond to appropriate questions.

Auditor Fees And Services

The following table sets forth the fees billed by MNP LLP for the years ended December 31, 2012 and 2011.

	2012	2011
Audit Fees	$50,000	$11,000
Audit-Related Fees (1)	15,800	nil
Tax Fees (2)	8,000	7,000
All Other Fees	nil	nil
Total	$73,800	$18,000
_
___________
(1)	Audit-related fees for 2012 consisted of fees for services rendered by the Company's auditors with respect to unaudited quarterly financial statements.

(2)	Tax fees for 2012 and 2011 consist of fees for services rendered by the Company's auditors with respect to preparation of U.S. and Canadian Income Tax Returns.

Pre-Approval Policies and Procedures for Audit and Permitted Non-Audit Services

The Audit Committee has a policy of pre-approving all audit and permitted non-audit and tax services provided by the independent auditors.  The Audit Committee has not implemented a policy or procedure which delegates the authority to approve or pre-approve, audit or permitted non-audit and tax services to be performed by the independent auditor.  In connection with making any pre-approval decision, the Audit Committee must consider whether the provision of such permitted non-audit services performed by the Company's independent auditor is consistent with maintaining the independent auditor's status as our independent auditor.

The Audit Committee was established in May 2013 and as a result did not approve all audit and permitted non-audit services for the years ended December 31, 2012 and December 31, 2011 as it was not in existence.  The Audit Committee will approve all audit and permitted non-audit services for the year ending December 31, 2013 and on a going-forward basis.

Vote Required and Recommendation

The Board recommends that you vote "FOR" the Independent Registered Public Accounting Firm Proposal.  The vote required to approve the Independent Registered Public Accounting Firm Proposal is a majority of the shares of our common stock which are present in person or by proxy and entitled to vote thereon.

PROPOSAL 3:  APPROVAL OF 2013 STOCK OPTION PLAN PROPOSAL

Background

The Biologix Hair Inc. 2013 Stock Option Plan (the "Stock Option Plan") became effective on January 23, 2013 subject to approval of our stockholders.

The purposes of the Stock Option Plan are to retain the services of valued key employees and consultants and to such other persons as the Plan Administrator (as defined below) shall select and to encourage such persons to acquire a greater proprietary interest in the Company, thereby strengthening their incentive to achieve the objectives of the stockholders of the Company and to provide an equity incentive to consultants and other persons selected by the Plan Administrator (as defined below).  The Stock Option Plan will allow us to grant incentive stock option and non-qualified stock option-based awards to eligible individuals.

Our Board seeks stockholder approval of the Stock Option Plan and ratification of awards previously granted under the Plan to satisfy certain legal and regulatory requirements. In addition, our Board regards stockholder approval of the Stock Option Plan as desirable and consistent with good corporate governance practices.

Our Board also seeks to the greatest extent practicable to ensure the Company's ability to claim tax deductions for compensation paid. Section 162(m) of the Internal Revenue Code (the "Code") limits the deductions a publicly held company can claim for compensation in excess of $1 million paid in a given year to the Chief Executive Officer and the three other most highly compensated executive officers (other than the Chief Executive Officer and the Chief Financial Officer) serving on the last day of the fiscal year ("covered employees"). "Performance-based" compensation that meets certain requirements is not counted against the $1 million deductibility cap, and therefore remains fully deductible. Because compensation may be paid to covered employees of the Company under the Stock Option Plan, the Company is seeking stockholder approval of the Stock Option Plan in order to meet a key requirement for certain awards to qualify as "performance-based" under Section 162(m).

In addition, stockholder approval will permit designated stock options to qualify as incentive stock options under the Code. Such qualification can give holders of the options more favorable tax treatment, as explained below.

Stockholder approval of the Stock Option Plan will not affect the Company's ability to make stock- or cash-based awards outside of the Stock Option Plan to the extent consistent with applicable laws and regulations.

Administration

The Stock Option Plan shall be administered initially by the Board, except that the Board may, in its discretion, establish a committee composed of two (2) or more members of the Board or two (2) or more other persons to administer the Stock Option Plan, which committee (the “Committee”) may be an executive, compensation or other committee, including a separate committee especially created for this purpose.  The Board or, if applicable, the Committee is referred to herein as the “Plan Administrator”.  The Company has determined that its Compensation Committee shall act as the Plan Administrator.

The Plan Administrator, has the sole authority, in its absolute discretion, to undertake the following actions: (i) to construe and interpret the Stock Option Plan; (ii) to define the terms used in the Stock Option Plan; (iii) to prescribe, amend and rescind the rules and regulations relating to the Stock Option Plan; (iv) to correct any defect, supply any omission or reconcile any inconsistency in the Stock Option Plan; (v) grant options under the Stock Option Plan; (vi) determine the individuals to whom options shall be granted under the Stock Option Plan and whether the option is granted as an incentive stock option or a non-qualified stock option; (vii) determine the time or times at which the options shall be granted under the Stock Option Plan; (viii) determine the number of shares of common stock subject to each option, the exercise price of each option, the duration of each option and the times at which each option shall become exercisable; (ix) determine all other terms and conditions of the options; and (x) make all other determinations and interpretations necessary and advisable for the administration of the Stock Option Plan.

The terms and conditions of each award of options will be set forth in a written agreement consistent with the Stock Option Plan approved by the Plan Administrator..

Potential Dilution

Options to purchase a maximum of 5,000,000 shares of common stock of the Company may be issued pursuant to awards under the Stock Option Plan, which represents approximately 7.82% of issued and outstanding shares of the Company as of June 3, 2013. Awards made under the Stock Option Plan that expire or are terminated for any reason will not be counted for purposes of the share limitation and may again be subject to an option granted to the same or different optionee.  Cancelled options; however, will be counted for purposes of the share limitation.

Grants Made Under the Stock Option Plan

Under the Plan, the Board has approved awards of options to purchase 5,000,000 shares of our common stock (representing 7.82% of the issued and outstanding shares as of June 3, 2013), of which 1,025,000 are for non-employee directors, 1,525,000 are for executive officers, 1,200,000 are for non-executive employees and 1,250,000 are for members of the Company's medical advisory board, consultants, former directors and former officers. The options vest immediately at the time of each grant and are exercisable at prices between $1.00 to $2.50 per share. The options expire five years from the date of grant.  Because the Stock Option Plan and the awards made thereunder are subject to stockholder approval and ratification, if such approval and ratification are not obtained, then the recipients will not receive the awards as granted by the Board at this time.

Description of the Stock Option Plan

The following is a brief description of the Stock Option Plan’s material features. This description is qualified in its entirety by reference to the full text of the Stock Option Plan, a copy of which is attached to this proxy statement as Annex A.

Eligibility.  Officers, directors, employees, including persons who have agreed to become officers, directors, employees of, and persons selected by the Plan Administrator as providing substantial bona fide personal services to the Company and certain related entities are eligible to be selected as award recipients. Incentive stock options may only be granted to employees of the Company that meet the required definition for purposes of incentive stock options under the Code.

Type of Awards.  The Company may grant awards of stock options, including both incentive stock options and non-qualified stock options under the Stock Option Plan.  Awards may be granted alone or in combination with any other award granted under the Stock Option Plan or any other plan.  The Plan Administrator will determine the size of each award to be granted (including, where applicable, the number of shares to which an award will relate), and all other terms and conditions of each award.  Below is a description of the types of awards that may be issued under the Stock Option Plan.

Stock Options.  A stock option is a right to purchase a specified number of shares of the Company’s common stock at an exercise price established at the date of grant. Stock options granted may be either non-qualified stock options or incentive stock options (which are intended to qualify as “incentive stock options” within Section 422 of the Code).  The Plan Administrator will specify at the time an option is granted when and in what proportions an option becomes vested and exercisable.

Subject to the limitations set forth in the Stock Option Plan, the exercise price of a stock option shall be fixed by the Plan Administrator and stated in the respective award agreement, provided that the exercise price of the shares of common stock subject to such stock option in the case of "covered employees" as defined under the Code may not be less than fair market value of such common stock on the grant date as determined by the Plan Administrator and in the case of greater than 10% stockholders may not be less than 110% of the fair market value of such common stock on the grant date as determined by the Plan Administrator.

No stock options may be exercised prior to the satisfaction of the conditions and vesting schedule provided for in the award agreement relating thereto or in the Stock Option Plan. The term of all stock options is 5 years unless otherwise provided in the award agreement.

Limitations on Awards.  The aggregate number of shares that may be issued under the Stock Option Plan will not exceed 5,000,000, representing approximately 7.82% of issued and outstanding shares of the Company as of June 3, 2013.  Any award of options granted to an eligible individual shall not exceed 5% of the issued and outstanding shares of common stock.

Awards may not be assigned other than by will or the laws of descent and distribution.

The following describes the treatment of the awards under the Stock Option Plan in the event of participant’s termination of employment or other service with the Company.  Unless accelerated in accordance with the terms of the Stock Option Plan, unvested options terminate immediately upon termination of employment of the optionee by the Company for any reason whatsoever, including death or disability.  The Plan Administrator may determine, in its sole discretion, to accelerate the vesting of one or more outstanding option awards.  Once vested, stock options shall expire on the earlier of: (i) the expiration of the option; (ii) the date of an optionee's termination of employment or contractual relationship with the Company or a related entity for cause; (iii) the expiration of three (3) months from the date of an optionee's termination of employment or contractual relationship with the Company or any related entity for any reason whatsoever other than cause, death or disability unless, in the case of a non-qualified stock option, the exercise period is extended by the Plan Administrator until a date not later than the expiration date of the option; or (iv) the expiration of one (1) year from termination of an optionee's employment or contractual relationship by reason of death or disability unless, in the case of a non-qualified stock option, the exercise period is extended by the Plan Administrator until a date not later than the expiration date of the option.

Adjustments.  In the event outstanding shares of the Company common stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a subdivision or consolidation of common stock or any similar capital adjustment or the issuance of common stock, or securities exchangeable for or convertible into common stock, to the holders of all of the outstanding common stock by way of a stock dividend, or securities exchangeable for or convertible into common stock, to holders of common stock pursuant to their exercise of options to receive dividends in the form of common stock, or securities convertible into common stock, in lieu of dividends paid in the ordinary course on the common stock without receipt of consideration by the Company, the Plan Administrator will adjust the number and kind of shares covered by each outstanding option and the exercise price per share thereof.

Amendment, Termination.  The Plan Administrator may amend, suspend, discontinue, or terminate the Stock Option Plan or modify or amend option awards granted under the Stock Option Plan.  The Plan Administrator has the authority to amend the Stock Option Plan without stockholder approval, provided that stockholder approval will be required for any amendment that will require stockholder approval as a matter of law or regulation including the rules of any stock exchange or automated quotation system on which the common stock may then be listed or granted.

Stockholder approval shall be required for any amendment: (i) that changes the class of individuals eligible to receive awards under the Stock Option Plan; (ii) that increases the maximum number of shares of common stock in the aggregate that may be subject to awards that are granted under the Stock Option Plan; (iii) the approval of which is necessary to comply with federal or state law; or (iv) that proposes to eliminate a requirement provided under the Stock Option Plan that the Company stockholders must approve an action to be undertaken under the Stock Option Plan.

Tax Consequences

The federal income tax consequences arising with respect to awards of stock options granted under the Stock Option Plan will depend on the terms of a stock option. From the recipients’ standpoint, as a general rule, ordinary income will be recognized at the time of the exercise of a stock option. Future appreciation on shares held beyond the ordinary income recognition event will be taxable at capital gains rates when the shares are sold. The Company, as a general rule, will be entitled to a tax deduction that corresponds in time and amount to the ordinary income recognized by the recipient, and the Company will not be entitled to any tax deduction in respect of capital gain income recognized by the recipient. Exceptions to these general rules may arise under the following circumstances:

●
if shares, when delivered, are subject to a substantial risk of forfeiture by reason of failure to satisfy any employment or performance-related condition, ordinary income taxation and the Company tax deduction will be delayed until the risk of forfeiture lapses (unless the recipient makes a special election to ignore the risk of forfeiture);

●
if a person is granted an option that qualifies as an “incentive stock option,” no ordinary income will be recognized, and the Company will not be entitled to any tax deduction if shares acquired upon exercise of such option are held more than the longer of one year from the date of exercise and two years from the date of grant;

●
the Company will not be entitled to a tax deduction for compensation attributable to stock options granted to one of its covered employees if and to the extent such compensation does not qualify as “performance-based” compensation under Section 162(m) of the Code and such compensation, along with any other non-performance-based compensation paid in the same calendar year, exceeds $1 million; and

●
a stock option may be taxable at 20 percentage points above ordinary income tax rates at the time it becomes vested, even if such vesting occurs prior to the delivery of stock in settlement of the stock option, if the option constitutes “deferred compensation” under Code Section 409A, and the requirements of Code Section 409A are not satisfied.

The foregoing provides only a general description of the application of federal income tax laws to awards under the Stock Option Plan. This discussion is intended for the information of stockholders considering how to vote at the special meeting and not as tax guidance to participants in the Stock Option Plan, as the tax consequences may vary with the terms of the stock options granted, the identity of the recipients, and the method of payment or settlement. This summary does not address the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local, or foreign tax laws.

New Stock Option Plan Benefits

The following table sets forth information regarding awards that have been made pursuant to the Stock Option Plan from January 2013 through May 2013 to the individuals and groups listed below.  All of these awards are subject to stockholder approval of the Stock Option Plan and ratification of the awards.  If stockholder approval is not obtained then the recipients will not receive the awards granted at this time.

Name	Position	Grant Date Fair Value of Stock Options	Number of Stock Options

Michael Stocker	Chief Executive Officer and Director	$1,914,042	750,000

Lilia Roberts	Former President, Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer	$273,891	250,000

Ronald Holland	Chairman and President and Former Chief Executive Officer	$438,225	400,000

Carolyne Johnson	Former President, Chief Executive Officer, Chief Financial Officer and Director	$--	--

Scott Stupprich	Former Secretary	$--	--

Executive Officer Group (3 persons)		$3,309,289	1,525,000

Non-Executive Director Group (4 persons)		$2,470,209	1,025,000

Non-Executive Employee Group		$2,370,634	1,200,000

Equity Compensation Plan Information

As of December 31, 2012, there were no equity compensation plans and therefore no outstanding options as of that date.

Vote Required and Recommendation

The Board recommends that you vote “FOR” the Stock Option Plan Proposal.  The vote required to approve the Stock Option Plan Proposal is a majority of the shares of our common stock which are present in person or by proxy and entitled to vote thereon.

OTHER MATTERS

We are not aware of any other matters that will be properly brought before the Annual Meeting. However, if any additional matters are properly brought before the Annual Meeting, Ronald Holland and J. Gregory Wilson will vote as recommended by our Board or, if no recommendation is given, in accordance with their judgment. Messrs. Holland and Wilson were designated to be your proxies by our Board.

BIOLOGIX HAIR INC.
82 Avenue Road
Toronto, Ontario
Canada  M5R 2H2

ANNUAL MEETING OF STOCKHOLDERS
OF BIOLOGIX HAIR INC.
JUNE 28, 2013

PROXY

This Proxy is solicited on behalf of the Board of Directors of Biologix Hair Inc.

The undersigned hereby appoints Ronald Holland and J. Gregory Wilson, and each of them, acting alone, with the power to appoint his substitute, as proxies to represent the undersigned and vote as designated on the reverse side, all of the shares of Common Stock of Biologix Hair Inc. held of record by the undersigned as of 5:00 p.m. Eastern Time on June 3, 2013, at the Annual Meeting of Stockholders to be held at 10:30 a.m. Eastern Time in its executive offices located at 82 Avenue Road, Toronto, Ontario, Canada  M5R 2H2, and at any adjournment or postponement thereof.  If you will need directions to the annual meeting, or if you require special assistance at the annual meeting because of a disability, please contact  Jacqueline Nagle at 647-344-5900 ext. 401.

Please complete, date and sign this Proxy on the reverse side, and mail it promptly in the enclosed envelope.

(Continued and to be signed on the reverse side)

(continued from reverse side)

The Board of Directors of Biologix Hair Inc. unanimously recommends a vote “FOR” the election of each of the nominees for director named in Proposal 1.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. The election of six (6) members to Biologix Hair Inc.’s Board of Directors, each for a term expiring at the next Annual Meeting or until their successors are duly elected and qualified.	2. The ratification of the selection of MNP LLP as the Company's independent registered public accounting firm for the year ending December 31, 2013.

NOMINEES:	FOR	AGAINST	ABSTAIN
	☐	☐	☐
Ronald Holland
Michael Stocker	3. The approval of the 2013 Stock Option Plan.
Wilhelm A. Keller
David G. Csumrik	FOR	AGAINST	ABSTAIN
Ken Zadoorian	☐	☐	☐
Mark Maybank

☐ FOR ALL NOMINEES	4. In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any postponement or adjournment thereof.
☐ WITHHOLD AUTHORITY

FOR ALL NOMINEES

☐            FOR ALL EXCEPT
(See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and write the nominee's name(s) below.
_________________________
_________________________

To change the address on your account, please check the box at right and indicate your new address in the address space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED IN PROPOSAL 1, "FOR" THE RATIFICATION OF THE SELECTION OF MNP LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2013 AND "FOR" THE APPROVAL OF THE 2013 STOCK OPTION PLAN.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Stockholders, Proxy Statement for the June 28, 2013 meeting and 2012 Annual Report on Form 10-K.

Name of Stockholder ____________________________ Number of Shares ____________________

Signature of Stockholder __________________________ Date: _____________

Signature of Stockholder __________________________ Date: ____________

NOTE: Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each shareholder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.

VOTE BY MAIL Mark, sign and date your proxy card and return it to Biologix Hair, Inc. 82 Avenue Road Toronto, Ontario Canada, M5R 2H2 by 11:59 P.M. Eastern Daylight Time on June 27, 2013.

VOTE BY FACSIMILE Mark, sign and date your proxy card and fax it to 778-383-6485 by 11:59 P.M. Eastern Daylight Time on June 27, 2013

APPENDIX A

BIOLOGIX HAIR INC.
2013 STOCK OPTION PLAN

This 2013 Stock Option Plan (the “Plan”) provides for the grant of options to acquire common shares (the “Common Shares”) in the capital of Biologix Hair Inc., a corporation formed under the laws of the State of Nevada (the “Corporation”).  Stock options granted under this Plan that qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) are referred to in this Plan as “Incentive Stock Options” and stock options that do not qualify under Section 422 of the Code are referred to as “Non-Qualified Stock Options”.  Incentive Stock Options and Non-Qualified Stock Options granted under this Plan are collectively referred to as “Options”.

1.             PURPOSE

1.1           The purpose of this Plan is to retain the services of valued key employees and consultants of the Corporation and such other persons as the Plan Administrator shall select in accordance with Section 3 below, and to encourage such persons to acquire a greater proprietary interest in the Corporation, thereby strengthening their incentive to achieve the objectives of the shareholders of the Corporation, and to serve as an aid and inducement in the hiring of new employees and to provide an equity incentive to consultants and other persons selected by the Plan Administrator.

1.2           This Plan shall at all times be subject to all legal requirements relating to the administration of stock option plans, if any, under applicable corporate laws, applicable United States federal and state securities laws, the Code, the rules of any applicable stock exchange or stock quotation system, and the rules of any foreign jurisdiction applicable to Options granted to residents therein (collectively, the “Applicable Laws”).

2.             ADMINISTRATION

2.1           This Plan shall be administered initially by the Board of Directors of the Corporation (the “Board”), except that the Board may, in its discretion, establish a committee composed of two (2) or more members of the Board or two (2) or more other persons to administer the Plan, which committee (the “Committee”) may be an executive, compensation or other committee, including a separate committee especially created for this purpose.  The Board or, if applicable, the Committee is referred to herein as the “Plan Administrator”.

2.2            If and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Corporation wishes to grant Incentive Stock Options, then the Board shall consider in selecting the Plan Administrator and the membership of any Committee, with respect to any persons subject or likely to become subject to Section 16 of the Exchange Act, the provisions regarding (a) “outside directors” as contemplated by Section 162(m) of the Code, and (b) “Non-Employee Directors” as contemplated by Rule 16b-3 under the Exchange Act.

2.3           The Committee shall have the powers and authority vested in the Board hereunder (including the power and authority to interpret any provision of the Plan or of any Option).  The members of any such Committee shall serve at the pleasure of the Board.  A majority of the members of the Committee shall constitute a quorum, and all actions of the Committee shall be taken by a majority of the members present.  Any action may be taken by a written instrument signed by all of the members of the Committee and any action so taken shall be fully effective as if it had been taken at a meeting.

2.4           Subject to the provisions of this Plan and any Applicable Laws, and with a view to effecting the purpose of the Plan, the Plan Administrator shall have sole authority, in its absolute discretion, to:

(a)	construe and interpret this Plan;

(b)	define the terms used in the Plan;

(c)	prescribe, amend and rescind the rules and regulations relating to this Plan;

(d)	correct any defect, supply any omission or reconcile any inconsistency in this Plan;

(e)	grant Options under this Plan;

(f)	determine the individuals to whom Options shall be granted under this Plan and whether the Option is granted as an Incentive Stock Option or a Non-Qualified Stock Option;

(g)	determine the time or times at which Options shall be granted under this Plan;

(h)	determine the number of Common Shares subject to each Option, the exercise price of each Option, the duration of each Option and the times at which each Option shall become exercisable;

(i)	determine all other terms and conditions of the Options; and

(j)	make all other determinations and interpretations necessary and advisable for the administration of the Plan.

2.5           All decisions, determinations and interpretations made by the Plan Administrator shall be binding and conclusive on all participants in the Plan and on their legal representatives, heirs and beneficiaries.

3.             ELIGIBILITY

3.1           Incentive Stock Options may be granted to any individual who, at the time the Option is granted, is an employee of the Corporation or any Related Corporation (as defined below) (“Employees”).

3.2           Non-Qualified Stock Options may be granted to Employees and to such other persons who are not Employees as the Plan Administrator shall select, subject to any Applicable Laws.

3.3           Options may be granted in substitution for outstanding Options of another corporation in connection with the merger, consolidation, acquisition of property or stock or other reorganization between such other corporation and the Corporation or any subsidiary of the Corporation.  Options also may be granted in exchange for outstanding Options.

3.4           Any person to whom an Option is granted under this Plan is referred to as an “Optionee”.  Any person who is the owner of an Option is referred to as a “Holder”.

3.5           As used in this Plan, the term “Related Corporation” shall mean any corporation (other than the Corporation) that is a “Parent Corporation” of the Corporation or “Subsidiary Corporation” of the Corporation, as those terms are defined in Sections 424(e) and 424(f), respectively, of the Code (or any successor provisions) and the regulations thereunder (as amended from time to time).

4.             STOCK

4.1           The Plan Administrator is authorized to grant Options to acquire up to a total of 5,000,000 Common Shares.  The number of Common Shares with respect to which Options may be granted hereunder is subject to adjustment as set forth in Section 5.1(m) hereof.  In the event that any outstanding Option expires or is terminated for any reason, the Common Shares allocable to the unexercised portion of such Option may again be subject to an Option granted to the same Optionee or to a different person eligible under Section 3 of this Plan; provided however, that any cancelled Options will be counted against the maximum number of shares with respect to which Options may be granted to any particular person as set forth in Section 3 hereof.

5.             TERMS AND CONDITIONS OF OPTIONS

5.1           Each Option granted under this Plan shall be evidenced by a written agreement approved by the Plan Administrator (each, an “Agreement”).  Agreements may contain such provisions, not inconsistent with this Plan or any Applicable Laws, as the Plan Administrator in its discretion may deem advisable.  All Options also shall comply with the following requirements:

(a)	Number of Shares and Type of Option

Each Agreement shall state the number of Common Shares to which it pertains and whether the Option is intended to be an Incentive Stock Option or a Non-Qualified Stock Option; provided that:

(i)	the number of Common Shares that may be reserved pursuant to the exercise of Options granted to any person shall not exceed 5% of the issued and outstanding Common Shares of the Corporation;

(ii)	in the absence of action to the contrary by the Plan Administrator in connection with the grant of an Option, all Options shall be Non-Qualified Stock Options;

(iii)
the aggregate fair market value (determined at the Date of Grant, as defined below) of the Common Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (granted under this Plan and all other Incentive Stock Option plans of the Corporation, a Related Corporation or a predecessor corporation) shall not exceed U.S.$100,000, or such other limit as may be prescribed by the Code as it may be amended from time to time (the “Annual Limit”); and

(iv)	any portion of an Option which exceeds the Annual Limit shall not be void but rather shall be a Non-Qualified Stock Option.

(b)	Date of Grant

Each Agreement shall state the date the Plan Administrator has deemed to be the effective date of the Option for purposes of this Plan (the “Date of Grant”).

(c)	Option Price

Each Agreement shall state the price per Common Share at which it is exercisable.  The Plan Administrator shall act in good faith to establish the exercise price in accordance with Applicable Laws; provided that:

(i)
the per share exercise price for an Incentive Stock Option or any Option granted to a “covered employee” as such term is defined for purposes of Section 162(m) of the Code shall not be less than the fair market value per Common Share at the Date of Grant as determined by the Plan Administrator in good faith;

(ii)
with respect to Incentive Stock Options granted to greater-than-ten percent (>10%) shareholders of the Corporation (as determined with reference to Section 424(d) of the Code), the exercise price per share shall not be less than one hundred ten percent (110%) of the fair market value per Common Share at the Date of Grant as determined by the Plan Administrator in good faith; and

(iii)
Options granted in substitution for outstanding options of another corporation in connection with the merger, consolidation, acquisition of property or stock or other reorganization involving such other corporation and the Corporation or any subsidiary of the Corporation may be granted with an exercise price equal to the exercise price for the substituted option of the other corporation, subject to any adjustment consistent with the terms of the transaction pursuant to which the substitution is to occur.

(d)	Duration of Options

At the time of the grant of the Option, the Plan Administrator shall designate, subject to Section 5.1(g) below, the expiration date of the Option, which date shall not be later than five (5) years from the Date of Grant; provided, that the expiration date of any Incentive Stock Option granted to a greater-than-ten percent (>10%) shareholder of the Corporation (as determined with reference to Section 424(d) of the Code) shall not be later than five (5) years from the Date of Grant.  In the absence of action to the contrary by the Plan Administrator in connection with the grant of a particular Option, and except in the case of Incentive Stock Options as described above, all Options granted under this Section 5 shall expire five (5) years from the Date of Grant.

(e)	Vesting Schedule

No Option shall be exercisable until it has vested.  The vesting schedule for each Option shall be specified by the Plan Administrator at the time of grant of the Option prior to the provision of services with respect to which such Option is granted.

The Plan Administrator may specify a vesting schedule for all or any portion of an Option based on the achievement of performance objectives established in advance of the commencement by the Optionee of services related to the achievement of the performance objectives.  Performance objectives shall be expressed in terms of objective criteria, including but not limited to, one or more of the following:  return on equity, return on assets, share price, market share, sales, earnings per share, costs, net earnings, net worth, inventories, cash and cash equivalents, gross margin or the Corporation’s performance relative to its internal business plan.  Performance objectives may be in respect of the performance of the Corporation as a whole (whether on a consolidated or unconsolidated basis), a Related Corporation, or a subdivision, operating unit, product or product line of either of the foregoing.  Performance objectives may be absolute or relative and may be expressed in terms of a progression or a range.  An Option that is exercisable (in full or in part) upon the achievement of one or more performance objectives may be exercised only following written notice to the Optionee and the Corporation by the Plan Administrator that the performance objective has been achieved.

(f)	Acceleration of Vesting

The vesting of one or more outstanding Options may be accelerated by the Plan Administrator at such times and in such amounts as it shall determine in its sole discretion.

(g)	Term of Option

(i)	Vested Options shall terminate, to the extent not previously exercised, upon the occurrence of the first of the following events:

the expiration of the Option, as designated by the Plan Administrator in accordance with Section 5.1(d) above;

A.	the date of an Optionee’s termination of employment or contractual relationship with the Corporation or any Related Corporation for cause (as determined by the Plan Administrator, acting reasonably);

B.
the expiration of three (3) months from the date of an Optionee’s termination of employment or contractual relationship with the Corporation or any Related Corporation for any reason whatsoever other than cause, death or Disability (as defined below) unless, in the case of a Non-Qualified Stock Option, the exercise period is extended by the Plan Administrator until a date not later than the expiration date of the Option; or

C.
the expiration of one year (1) from termination of an Optionee’s employment or contractual relationship by reason of death or Disability (as defined below) unless, in the case of a Non-Qualified Stock Option, the exercise period is extended by the Plan Administrator until a date not later than the expiration date of the Option.

(ii)
Notwithstanding Section 5.1(g)(i) above, any vested Options which have been granted to the Optionee in the Optionee’s capacity as a director of the Corporation or any Related Corporation shall terminate upon the occurrence of the first of the following events:

A.	the event specified in Section 5.1(g)(i)A above;

B.	the event specified in Section 5.1(g)(i)C above; and

C.
the expiration of three (3) months from the date the Optionee ceases to serve as a director of the Corporation or Related Corporation, as the case may be unless, in the case of a Non-Qualified Stock Option, the exercise period is extended by the Plan Administrator until a date not later than the expiration date of the Option.

(iii)
Upon the death of an Optionee, any vested Options held by the Optionee shall be exercisable only by the person or persons to whom such Optionee’s rights under such Option shall pass by the Optionee’s will or by the laws of descent and distribution of the Optionee’s domicile at the time of death and only until such Options terminate as provided above.

(iv)
For purposes of the Plan, unless otherwise defined in the Agreement, “Disability” shall mean medically determinable physical or mental impairment which has lasted or can be expected to last for a continuous period of not less than twelve (12) months or that can be expected to result in death.  The Plan Administrator shall determine whether an Optionee has incurred a Disability on the basis of medical evidence acceptable to the Plan Administrator.  Upon making a determination of Disability, the Plan Administrator shall, for purposes of the Plan, determine the date of an Optionee’s termination of employment or contractual relationship.

(v)
Unless accelerated in accordance with Section 5.1(f) above, unvested Options shall terminate immediately upon termination of employment of the Optionee by the Corporation for any reason whatsoever, including death or Disability.

(vi)
For purposes of this Plan, transfer of employment between or among the Corporation and/or any Related Corporation shall not be deemed to constitute a termination of employment with the Corporation or any Related Corporation.  Employment shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence (as determined by the Plan Administrator).  The foregoing notwithstanding, employment shall not be deemed to continue beyond the first ninety (90) days of such leave, unless the Optionee’s re-employment rights are guaranteed by statute or by contract.

(h)	Exercise of Options

(i)
Options shall be exercisable, in full or in part, at any time after vesting, until termination.  If less than all of the Common Shares included in the vested portion of any Option are purchased, the remainder may be purchased at any subsequent time prior to the expiration of the Option term. Only whole Common Shares may be issued pursuant to an Option, and to the extent that an Option covers less than one (1) share, it is unexercisable.

(ii)
Options or portions thereof may be exercised by giving written notice to the Corporation, which notice shall specify the number of Common Shares to be purchased, and be accompanied by payment in the amount of the aggregate exercise price for the Common Shares so purchased, which payment shall be in the form specified in Section 5.1(i) below.  The Corporation shall not be obligated to issue, transfer or deliver a certificate representing Common Shares to the Holder of any Option, until provision has been made by the Holder, to the satisfaction of the Corporation, for the payment of the aggregate exercise price for all Common Shares for which the Option shall have been exercised and for satisfaction of any tax withholding obligations associated with such exercise.  During the lifetime of an Optionee, Options are exercisable only by the Optionee.

(i)	Payment upon Exercise of Option

Upon the exercise of any Option, the aggregate exercise price shall be paid to the Corporation in cash or by certified or cashier’s check.  In addition, if pre-approved in writing by the Plan Administrator who may arbitrarily withhold consent, the Holder may pay for all or any portion of the aggregate exercise price by complying with one or more of the following alternatives:

(i)
by delivering a properly executed exercise notice together with irrevocable instructions to a broker promptly to sell or margin a sufficient portion of the Common Shares and deliver directly to the Corporation the amount of sale or margin loan proceeds to pay the exercise price; or

(ii)	by complying with any other payment mechanism approved by the Plan Administrator at the time of exercise.

(j)	No Rights as a Shareholder

A Holder shall have no rights as a shareholder of the Corporation with respect to any Common Shares covered by an Option until such Holder becomes a record holder of such Common Shares, irrespective of whether such Holder has given notice of exercise.  Subject to the provisions of Section 5.1(m) hereof, no rights shall accrue to a Holder and no adjustments shall be made on account of dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights declared on, or created in, the Common Shares for which the record date is prior to the date the Holder becomes a record holder of the Common Shares covered by the Option, irrespective of whether such Holder has given notice of exercise.

(k)	Non-transferability of Options

Options granted under this Plan and the rights and privileges conferred by this Plan may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will, by applicable laws of descent and distribution, and shall not be subject to execution, attachment or similar process.  Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any Option or of any right or privilege conferred by this Plan contrary to the provisions hereof, or upon the sale, levy or any attachment or similar process upon the rights and privileges conferred by this Plan, such Option shall thereupon terminate and become null and void.

(l)	Securities Regulation and Tax Withholding

(i)
Common Shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such Common Shares shall comply with all Applicable Laws, and such issuance shall be further subject to the approval of counsel for the Corporation with respect to such compliance, including the availability of an exemption from prospectus and registration requirements for the issuance and sale of such Common Shares.  The inability of the Corporation to obtain from any regulatory body the authority deemed by the Corporation to be necessary for the lawful issuance and sale of any Common Shares under this Plan, or the unavailability of an exemption from prospectus and registration requirements for the issuance and sale of any Common Shares under this Plan, shall relieve the Corporation of any liability with respect to the non-issuance or sale of such Common Shares.

(ii)
As a condition to the exercise of an Option, the Plan Administrator may require the Holder to represent and warrant in writing at the time of such exercise that the Common Shares are being purchased only for investment and without any then-present intention to sell or distribute such Common Shares.  If necessary under Applicable Laws, the Plan Administrator may cause a stop-transfer order against such Common Shares to be placed on the stock books and records of the Corporation, and a legend indicating that the Common Shares may not be pledged, sold or otherwise transferred unless an opinion of counsel is provided stating that such transfer is not in violation of any Applicable Laws, may be stamped on the certificates representing such Common Shares in order to assure an exemption from registration.  The Plan Administrator also may require such other documentation as may from time to time be necessary to comply with applicable securities laws.  THE CORPORATION HAS NO OBLIGATION TO UNDERTAKE REGISTRATION OF OPTIONS OR THE COMMON SHARES ISSUABLE UPON THE EXERCISE OF OPTIONS.

(iii)
The Holder shall pay to the Corporation by certified or cashier’s check, promptly upon exercise of an Option or, if later, the date that the amount of such obligations becomes determinable, all applicable federal, state, local and foreign withholding taxes that the Plan Administrator, in its discretion, determines to result upon exercise of an Option or from a transfer or other disposition of Common Shares acquired upon exercise of an Option or otherwise related to an Option or Common Shares acquired in connection with an Option.  Upon approval of the Plan Administrator, a Holder may satisfy such obligation by complying with one or more of the following alternatives selected by the Plan Administrator:

A.
by delivering to the Corporation Common Shares previously held by such Holder or by the Corporation withholding Common Shares otherwise deliverable pursuant to the exercise of the Option, which Common Shares received or withheld shall have a fair market value at the date of exercise (as determined by the Plan Administrator) equal to any withholding tax obligations arising as a result of such exercise, transfer or other disposition; or

B.	by complying with any other payment mechanism approved by the Plan Administrator from time to time.

(iv)
The issuance, transfer or delivery of certificates representing Common Shares pursuant to the exercise of Options may be delayed, at the discretion of the Plan Administrator, until the Plan Administrator is satisfied that the applicable requirements of all Applicable Laws and the withholding provisions of the Code have been met and that the Holder has paid or otherwise satisfied any withholding tax obligation as described in Section 5.1(l)(iii) above.

(m)	Adjustments Upon Changes In Capitalization

(i)
The aggregate number and class of shares for which Options may be granted under this Plan, the number and class of shares covered by each outstanding Option, and the exercise price per share thereof (but not the total price), and each such Option, shall all be proportionately adjusted for any increase or decrease in the number of issued Common Shares of the Corporation resulting from:

A.	a subdivision or consolidation of Common Shares or any like capital adjustment, or

B.
the issuance of any Common Shares, or securities exchangeable for or convertible into Common Shares, to the holders of all or substantially all of the outstanding Common Shares by way of a stock dividend (other than the issue of Common Shares, or securities exchangeable for or convertible into Common Shares, to holders of Common Shares pursuant to their exercise of options to receive dividends in the form of Common Shares, or securities convertible into Common Shares, in lieu of dividends paid in the ordinary course on the Common Shares).

(ii)
Except as provided in Section 5.1(m)(iii) hereof, upon a merger (other than a merger of the Corporation in which the holders of Common Shares immediately prior to the merger have the same proportionate ownership of common shares in the surviving corporation immediately after the merger), consolidation, acquisition of property or stock, separation, reorganization (other than a mere re-incorporation or the creation of a holding Corporation) or liquidation of the Corporation, as a result of which the shareholders of the Corporation, receive cash, shares or other property in exchange for or in connection with their Common Shares, any Option granted hereunder shall terminate, but the Holder shall have the right to exercise such Holder’s Option immediately prior to any such merger, consolidation, acquisition of property or shares, separation, reorganization or liquidation, and to be treated as a shareholder of record for the purposes thereof, to the extent the vesting requirements set forth in the Option agreement have been satisfied.

(iii)
If the shareholders of the Corporation receive shares in the capital of another corporation ("Exchange Shares") in exchange for their Common Shares in any transaction involving a merger (other than a merger of the Corporation in which the holders of Common Shares immediately prior to the merger have the same proportionate ownership of Common Shares in the surviving corporation immediately after the merger), consolidation, acquisition of property or shares, separation or reorganization (other than a mere re-incorporation or the creation of a holding Corporation), all Options granted hereunder shall be converted into options to purchase Exchange Shares unless the Corporation and the corporation issuing the Exchange Shares, in their sole discretion, determine that any or all such Options granted hereunder shall not be converted into options to purchase Exchange Shares but instead shall terminate in accordance with, and subject to the Holder’s right to exercise the Holder’s Options pursuant to, the provisions of Section 5.1(m)(ii).  The amount and price of converted options shall be determined by adjusting the amount and price of the Options granted hereunder in the same proportion as used for determining the number of Exchange Shares the holders of the Common Shares receive in such merger, consolidation, acquisition or property or stock, separation or reorganization.  Unless accelerated by the Board, the vesting schedule set forth in the option agreement shall continue to apply to the options granted for the Exchange Shares.

(iv)
In the event of any adjustment in the number of Common Shares covered by any Option, any fractional shares resulting from such adjustment shall be disregarded and each such Option shall cover only the number of full shares resulting from such adjustment.

(v)
All adjustments pursuant to Section 5.1(m) shall be made by the Plan Administrator, and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

(vi)
The grant of an Option shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, consolidate or dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

6.             EFFECTIVE DATE; AMENDMENT; SHAREHOLDER APPROVAL

6.1           Options may be granted by the Plan Administrator from time to time on or after the date on which this Plan is adopted by the Board (the “Effective Date”).

6.2           Unless sooner terminated by the Board, this Plan shall terminate on the tenth anniversary of the Effective Date.  No Option may be granted after such termination or during any suspension of this Plan.

6.3           Any Incentive Stock Options granted by the Plan Administrator prior to the ratification of this Plan by the shareholders of the Corporation shall be granted subject to approval of this Plan by the holders of a majority of the Corporation's outstanding voting shares, passed without meeting pursuant the Nevada General Corporation Law or by voting either in person or by proxy at a duly held shareholders' meeting within twelve (12) months before or after the Effective Date.  If such shareholder approval is sought and not obtained, all Incentive Stock Options granted prior thereto and thereafter shall be considered Non-Qualified Stock Options and any Options granted to Covered Employees will not be eligible for the exclusion set forth in Section 162(m) of the Code with respect to the deductibility by the Corporation of certain compensation.

7.             NO OBLIGATIONS TO EXERCISE OPTION

7.1           The grant of an Option shall impose no obligation upon the Optionee to exercise such Option.

8.             NO RIGHT TO OPTIONS OR TO EMPLOYMENT

8.1           Whether or not any Options are to be granted under this Plan shall be exclusively within the discretion of the Plan Administrator, and nothing contained in this Plan shall be construed as giving any person any right to participate under this Plan.  The grant of an Option shall in no way constitute any form of agreement or understanding binding on the Corporation or any Related Corporation, express or implied, that the Corporation or any Related Corporation will employ or contract with an Optionee for any length of time, nor shall it interfere in any way with the Corporation’s or, where applicable, a Related Corporation’s right to terminate Optionee’s employment at any time, which right is hereby reserved.

9.             APPLICATION OF FUNDS

9.1           The proceeds received by the Corporation from the sale of Common Shares issued upon the exercise of Options shall be used for general corporate purposes, unless otherwise directed by the Board.

10.           INDEMNIFICATION OF PLAN ADMINISTRATOR

10.1         In addition to all other rights of indemnification they may have as members of the Board, members of the Plan Administrator shall be indemnified by the Corporation for all reasonable expenses and liabilities of any type or nature, including attorneys’ fees, incurred in connection with any action, suit or proceeding to which they or any of them are a party by reason of, or in connection with, this Plan or any Option granted under this Plan, and against all amounts paid by them in settlement thereof (provided that such settlement is approved by independent legal counsel selected by the Corporation), except to the extent that such expenses relate to matters for which it is adjudged that such Plan Administrator member is liable for willful misconduct; provided, that within fifteen (15) days after the institution of any such action, suit or proceeding, the Plan Administrator member involved therein shall, in writing, notify the Corporation of such action, suit or proceeding, so that the Corporation may have the opportunity to make appropriate arrangements to prosecute or defend the same.

11.          AMENDMENT OF PLAN

11.1         The Plan Administrator may, at any time, modify, amend or terminate this Plan or modify or amend Options granted under this Plan, including, without limitation, such modifications or amendments as are necessary to maintain compliance with the Applicable Laws.  The Plan Administrator may condition the effectiveness of any such amendment on the receipt of shareholder approval at such time and in such manner as the Plan Administrator may consider necessary for the Corporation to comply with or to avail the Corporation and/or the Optionees of the benefits of any securities, tax, market listing or other administrative or regulatory requirements.

Effective Date: January 23, 2013